UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2022

GXO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 25, 2022, GXO Logistics, Inc. (the “Company” or “GXO”), entered into a Term Loan Credit Agreement with the lenders and other parties from time to time party thereto and Barclays Bank plc, as administrative agent (the “Term Loan Credit Agreement”).

The Term Loan Credit Agreement provides for a five-year $500 million unsecured term facility that may be borrowed by the Company in a single draw beginning on May 24, 2022, the date that the acquisition of the entire issued ordinary share capital of Clipper Logistics plc (the “Acquisition”) by the Company was consummated, subject to the satisfaction of certain customary conditions.

The proceeds of borrowings under the Term Loan Credit Agreement may be used to finance, among other things, the Acquisition, the Company’s incurrence, redemption, replacement or refinancing of indebtedness in connection with the Acquisition and to pay related fees and expenses.

Loans under the Term Loan Credit Agreement will bear interest at a fluctuating rate per annum equal to, (a) with respect to borrowings in Dollars, at GXO’s option, the alternate base rate or the adjusted secured overnight financing rate and (b) with respect to borrowings in Pounds Sterling, Daily Simple SONIA Rate (as defined in the Term Loan Credit Agreement), in each case, plus an applicable margin calculated based on GXO’s credit ratings.

The Term Loan Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for unsecured financings of this type, including negative covenants that, among other things limit the ability of the Company and its subsidiaries to incur liens, limit the ability of the Company to make certain fundamental changes and limit the ability of certain of its subsidiaries to incur indebtedness, in each case subject to a number of important exceptions and qualifications. In addition, the Term Loan Credit Agreement requires the Company, beginning with the last day of the first full fiscal quarter following the funding of loans under the Term Loan Credit Agreement, to maintain a consolidated leverage ratio less than or equal to a specified maximum consolidated leverage ratio.

Concurrently with the effectiveness of the Term Loan Credit Agreement, the remaining commitments under the previously announced Bridge Term Loan Credit Agreement, dated as of February 28, 2022, among GXO, the lenders and other parties from time to time party thereto and Barclays Bank plc, as administrative agent, automatically terminated.

A copy of the Term Loan Credit Agreement is included herein as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Term Loan Credit Agreement is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement.

Many of the lenders under the Term Loan Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 8.01 of this Current Report on Form 8-K with respect to the portion of consideration payable in Company Shares pursuant to the Acquisition is incorporated herein by reference. The Company Shares to be issued as consideration for the Acquisition will be issued to Clipper shareholders in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

Consummation of the Clipper Acquisition

As previously announced, on February 28, 2022, the Company issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers, disclosing that the Company and the board of directors of Clipper Logistics plc (“Clipper”) had reached an agreement on the terms of a recommended cash and share offer by the Company for the Acquisition, intended to be entered into by means of a court sanctioned scheme of arrangement (the “Scheme”). In connection with the Acquisition, (i) the Company and Clipper entered into a Cooperation Agreement, dated February 28, 2022 (the “Cooperation Agreement”), (ii) the Company, Barclays Bank PLC., as administrative agent, and certain other parties named therein entered into a Bridge Term Loan Credit Agreement, dated February 28, 2022 and (iii) the Company, Barclays Bank PLC., as administrative agent, and certain other parties named therein entered into a Term Loan Credit Agreement, dated March 22, 2022. On May 24, 2022, the Company released a press release announcing that the Scheme became effective and the Acquisition was completed following the sanction of the Scheme by the High Court of Justice in England and Wales on May 20, 2022. Upon completion of the Acquisition, the entire issued and to be issued share capital of Clipper was owned by the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Acquisition, Clipper shareholders are entitled to receive 690 pence in cash and 0.0359 of a share of Company common stock, par value of $0.01 per share (the “Company Shares”), subject to elections made under the mix and match facility which allowed Clipper shareholders to elect to vary the proportions in which they receive Company Shares and cash as consideration; provided however, that such mix and match facility will not change the total number of Company Shares to be issued or the maximum amount of cash that will be paid pursuant to the terms of the Acquisition. The aggregate cash consideration paid pursuant to the Acquisition was approximately $1.1 billion, and approximately 3.75 million Company Shares were issued in connection with the Acquisition.

On May 25, 2022, shares of Clipper stock were de-listed from the London Stock Exchange and admission to trading of shares of Clipper stock on the London Stock Exchange was cancelled. The Company Shares have been approved for listing on the New York Stock Exchange and the listing and commencement of dealings in the Company Shares is scheduled to take effect on May 27, 2022.

The foregoing summary description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the terms of the Acquisition described in the Rule 2.7 Announcement and the Cooperation Agreement. Copies of the Rule 2.7 Announcement and the Cooperation Agreement are attached as Exhibits 2.01 and 2.02 to this Current Report on Form 8-K and are incorporated herein by reference.

Notice to Shareholders Regarding UK Disclosure Requirements

The Company directs the attention of its shareholders to certain disclosure requirements applicable to the Acquisition.

The relevant disclosure requirements are set out in Rule 8 of the Code, which is published and administered by the Panel. In particular, Rule 8.3 of the Code requires that any person who is interested (directly and indirectly) in 1% or more of any class of relevant securities of any party to the offer period must make (a) an “Opening Position Disclosure” and (b) a “Dealing Disclosure” if they deal in any relevant security of any party to the offer during the offer period. The Company’s ordinary shares are relevant securities for the purposes of this offer period.

Further information about the Panel's disclosure regime is available at: http://www.thetakeoverpanel.org.uk/disclosure. If a Company shareholder has any questions on these disclosure requirements, the Panel’s Market Surveillance Unit can be contacted on +44 (0)20 7638 0129.

Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated by reference in this Announcement), oral statements made regarding the Acquisition and other information published by the Company and Clipper include statements which are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the US Exchange Act. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including statements with respect to the financial condition, strategies, results of operations and businesses of the Company and Clipper and their respective groups and certain plans and objectives with respect to the Enlarged Group, including, without limitation the Company’s and Clipper’s 2022 financial targets for organic revenue growth,  adjusted EBITDA, depreciation and amortization expense and net capital expenditures and the expected run rate cost synergies for the Enlarged Group. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “would,” “should,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in the Company’s filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; the Company and/or Clipper's ability to align the Company and/or Clipper’s investments in capital assets, including equipment, service centers and warehouses, to their respective customers’ demands; the Company and/or Clipper’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; acquisitions may be unsuccessful or result in other risks or developments that adversely affect the Company and/or Clipper’s financial condition and results; the Company and/or Clipper’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company and/or Clipper’s ability to raise debt and equity capital; litigation; labor matters, including the Company and/or Clipper’s ability to manage its subcontractors, and risks associated with labor disputes at the Company and/or Clipper’s customers and efforts by labor organizations to organize its employees; risks associated with defined benefit plans for the Company and/or Clipper’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; issues related to the Company and/or Clipper’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of the Company and/or Clipper’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits of the Acquisition, and uncertainties regarding the Acquisition, including the risk that the Acquisition will not produce the desired benefits; a determination by a tax authority that the distribution or certain related Acquisition on transactions should be treated as taxable transactions; expected financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed estimates; and the impact of the separation on the Company’s businesses, operations, relationships with customers, suppliers, employees and other business counterparties, and the risk that the separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on the Company’s resources, systems, procedures and controls, disruption of ongoing business, and diversion of management’s attention from other business concerns. All forward-looking statements set forth in this Announcement are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or its business or operations. Forward-looking statements set forth in this Announcement speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
2.01	Rule 2.7 Announcement, dated as of February 28, 2022 (Incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2022)

2.02	Cooperation Agreement, dated as of February 28, 2022, by and between the Company and Clipper (Incorporated by reference to Exhibit 2.2 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2022)

10.1*	Term Loan Credit Agreement, dated as of May 25, 2022, by and among the Company, the lenders and other parties from time to time party thereto, and Barclays Bank plc, as Administrative Agent

99.1	Press Release, dated May 24, 2022 (released via Regulatory News Service)

104	Cover Page Interactive Data File -- the cover page XBRL tags are embedded within the Inline XBRL document

* Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXO Logistics, Inc.

Date: May 26, 2022	By:	/s/ Baris Oran
Baris Oran Chief Financial Officer